UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

Retrophin, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

777 Third Avenue, 22nd Floor, New York, NY 10017 (Address of principal executive offices)	10017 (Zip Code)

Registrant’s telephone number, including area code: (646) 837-5683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 4, 2014, Retrophin, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, the Company’s entry into a Trademark License & Supply Agreement, dated May 29, 2014 (the “License Agreement”), with Mission Pharmacal Company (“Mission”) pursuant to which Mission agreed to grant the Company an exclusive, royalty-bearing license to market, sell and commercialize Thiola® in the United States and a non-exclusive license to use know-how relating to Thiola to the extent necessary to market Thiola. The License Agreement was amended on July 28, 2014 at no additional cost to the Company to expand the territory covered to also include the Canada, as allowed by Canadian regulations for compassionate use.

This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information and the pro forma historical information required pursuant to Items 9.01(a) and 9.01(b) on Form 8-K, respectively.  In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed.

Item 9.01  Financial Statements and Exhibits

(a)         Financial Statements of Businesses Acquired.

The following financial statements as required by Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

(i)	Report of Independent Auditors.

(ii)
Statements of net revenues and direct expenses of the acquired Thiola product line for the year ended December 31, 2013 and for the (unaudited) three months ended March 31, 2014 and 2013 and the related notes to the financial statements.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations reflecting the Company’s acquisition of the Thiola product line for the year ended December 31, 2013 and the three months ended March 31, 2014 and the related notes thereto are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)         Exhibits.

10.1
License Agreement, dated May 29, 2014, by and among Retrophin, Inc. and Mission Pharmacal Company.  (Portions of Sections 2.3, 6.0, 7.0, 7.1, 8.0, 9.8, 10.0, 11.2, 17.0, 21.1, 21.2, 21.4, 22.0, 26.0, Exhibit A and Exhibit B of the Exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.)*

99.1
Statements of net revenues and direct expenses of the acquired Thiola product line for the year ended December 31, 2013 and for the (unaudited) three months ended March 31, 2014 and 2013 and the related notes to the financial statements.

99.2
Unaudited pro forma condensed combined statements of operations reflecting the Company’s acquisition of the Thiola product line for the year ended December 31, 2013 and the three months ended March 31, 2014 and the related notes thereto.

___________________________

* Previously filed as an exhibit to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retrophin, Inc.

Date: August 14, 2014	By:	/s/ Marc Panoff
Marc Panoff
Chief Financial Officer